UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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BRIDGELINE DIGITAL, INC.

 (Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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March 25, 2016

Dear Stockholder:

I am pleased to invite you to attend Bridgeline Digital, Inc.'s Annual Meeting of Stockholders to be held on April 29, 2016. The meeting will begin promptly at 9:00 a.m. Eastern Time at the Company’s corporate headquarters located at 80 Blanchard Road, Burlington, Massachusetts 01803.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. It also describes how the board of directors operates and provides information about our director candidates.

I look forward to sharing more information with you about Bridgeline at the Annual Meeting. Whether or not you plan to attend, I encourage you to vote your proxy as soon as possible so that your shares will be represented at the meeting.

Sincerely,

Roger Kahn
Co- Interim Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 A.M. on April 29, 2016

To the Stockholders of Bridgeline Digital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BRIDGELINE DIGITAL, INC. (the "Company") will be held on April 29, 2016 at 9:00 A.M. at the Company’s corporate headquarters located at 80 Blanchard Road Burlington, Massachusetts, 01803 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

1.	To elect two directors;

2.	To approve the adoption of the Bridgeline Digital, Inc. 2016 Stock Incentive Plan;

3.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2016;

4.

To approve the issuance of up to 4,700,000 shares of the Company’s Common Stock upon conversion of outstanding term notes and the issuance of warrants to purchase up to an aggregate of 470,000 shares of the Company’s Common Stock and the issuance of the shares of Common Stock issuable upon such exercise of such warrants;

5.	To approve the issuance of up to 4,000,000 shares of the Company’s Common Stock upon conversion of outstanding convertible notes;

6.	To approve the issuance of up to 2,666,667 shares of the Company’s Common Stock upon conversion of term notes to be issued in a private placement;

7.	To hold an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay” vote); and

8.	To hold an advisory vote on the frequency of holding future say-on-pay votes.

The Board of Directors has fixed the close of business on March 21, 2016 as the record date for the determination of stockholders entitled to vote at the Meeting, and only holders of shares of Common Stock and Series A Preferred Stock of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of stockholders entitled to vote at the Meeting shall be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for the ten days prior to the date of the Meeting at the principal executive offices of the Company. The list will also be available at the Meeting.

Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

By Order of the Board of Directors

Assistant Secretary
March 25, 2016

Requests for additional copies of the proxy materials and the Company's Annual Report for its fiscal year ended September 30, 2015 should be addressed to Shareholder Relations, Bridgeline Digital, Inc., 80 Blanchard Road, Burlington, Massachusetts 01803. This material will be furnished without charge to any stockholder requesting it.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 29, 2016: The Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the year ended September 30, 2015 are available at https://www.bridgelinedigital.com/proxy

Proxy Statement

Annual Meeting of Stockholders

April 29, 2016

The enclosed proxy is solicited by the management of Bridgeline Digital, Inc. in connection with the Annual Meeting of Stockholders to be held on April 29, 2016 at 9:00 A.M. at the Company’s headquarters located at 80 Blanchard Road, Burlington, Massachusetts and any adjournment thereof. The Board of Directors of the Company (the "Board of Directors") has set the close of business on March 21, 2016 as the record date for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions to:

1.	To elect two directors;

2.	To approve the adoption of the Bridgeline Digital, Inc. 2016 Stock Incentive Plan;

3.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2016;

4.

To approve the issuance of up to 4,700,000 shares of the Company’s Common Stock upon conversion of outstanding term notes and the issuance of warrants to purchase up to an aggregate of 470,000 shares of the Company’s Common Stock and the issuance of the shares of Common Stock issuable upon exercise of such warrants;

5.	To approve the issuance of up to 4,000,000 shares of the Company’s Common Stock upon conversion of outstanding convertible notes;

6.	To approve the issuance of up to 2,666,667 shares of the Company’s Common Stock upon conversion of term notes to be issued in a private placement;

7.	To hold an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay” vote); and

8.	To hold an advisory vote on the frequency of holding future say-on-pay votes.

The Proxy Statement, the attached Notice of Meeting, the enclosed form of proxy and the Annual Report are being mailed to stockholders on or about March 25, 2016. The Company's principal executive offices are located at 80 Blanchard Road, Burlington, Massachusetts 01803, and its telephone number at that location is (781) 376-5555.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Stockholders ( the “Annual Report”) for its fiscal year ended September 30, 2015 (“fiscal 2015") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials and Annual Reports to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by Directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

Stockholders of record of the Company’s common stock, $0.001 par value (the “Common Stock”), at the close of business on March 21, 2016, the record date for the Meeting, will be entitled to receive notice of, and to vote at, the Meeting. As of March 21, 2016, there were issued and outstanding 5,326,615 shares of Common Stock, all of which are entitled to vote. Each share of Common Stock outstanding at the close of business on the record date is entitled to one vote on each matter that is voted at the Meeting.

In addition, as of March 21, 2016, there were issued and outstanding 214,614 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”). Each shareholder of record of Series A Preferred Stock outstanding at the close of business on the record date is entitled to receive notice of, and to vote, on an as-converted to Common Stock basis, at the Meeting. Each share of Series A Preferred Stock outstanding at the close of business on the record date is entitled to 3.03 votes on each matter that is voted at the Meeting. Therefore, the holders of our outstanding shares of Series A Preferred Stock have an aggregate of 650,281 votes on matters to come before the Meeting, which represents 12% of our outstanding voting securities.

Stockholders may vote by proxy over the Internet, over the telephone, or by mail. The procedures for voting by proxy are as follows:

●	To vote by proxy over the Internet, go to www.voteproxy.com to complete an electronic proxy card;

●	To vote by proxy over the telephone, dial the toll-free phone number (1-800-776-9437) listed on your proxy card and following the recorded instructions; or

●	To vote by proxy by mail you must complete, sign and date your proxy card and return it promptly in the envelope provided.

Stockholders of record may also vote in person at the annual meeting.

The representation in person or by proxy of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Meeting is necessary to establish a quorum for the transaction of all business to come before the Meeting. Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter.

If a stockholder holds shares beneficially in street name and does not provide its broker with voting instructions, the shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. All proposals, except for Proposal 3, are non-routine proposals. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote and have no effect on the voting on such matter.

The Directors will be elected by a plurality of the votes properly cast at the Meeting. Abstentions and broker non-votes as to this election do not count as votes for or against such election.

All of the other proposals at the meeting require the favorable vote of a majority of the votes cast on the matter. Abstentions will have the same effect as a vote against the matter, and broker non-votes will have no effect on the outcome of voting on these matters.

PROPOSAL 1

ELECTION OF DIRECTORS

Two directors are to be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon, to hold office for a three year term expiring in 2019.

(1)	Kenneth Galaznik

(2)	Scott Landers

The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the above nominee as director unless authority is withheld.

Management has no reason to believe that the nominee will be unable to serve. In the event that the nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

The following table sets forth certain information as to our current directors:

Name	Age	Position with the Company	Director Since

Joni Kahn*	61	Chairperson of the Board, Chair of the Compensation Committee and Member of the Audit and Nominating and Corporate Governance Committees	2012

Kenneth Galaznik*	64	Director, Chair of the Audit Committee and Member of the Compensation Committee	2006

Scott Landers*	45	Director, Chair of Nominating and Corporate Governance Committee and Member of the Audit and Compensation Committees	2010

Michael Taglich	51	Director	2013

*Independent director as defined under the rules of the Nasdaq Stock Market.

Joni Kahn has been a member of our Board of Directors since April 2012. In May 2015, Ms. Kahn was appointed Chairperson of the Board of Directors. She also serves as the Chair of the Compensation Committee and is a member of the Audit and Nominating and Governance Committees. Ms. Kahn has over thirty years of operating experience with high growth software and services companies with specific expertise in the SaaS (Software as a Service), ERP (Enterprise Resource Planning) Applications, Business Intelligence and Analytics and CyberSecurity segments. From 2013 to 2015, Ms. Kahn was the Senior Vice President of Global Services for Big Machines, Inc., which was acquired by Oracle in October 2013. From 2007 to 2012, Ms. Kahn was Vice President of Services for HP’s Enterprise Security Software group. From 2005 to 2007, Ms. Kahn was the Executive Vice President at BearingPoint where she managed a team of over 3,000 professionals and was responsible for North American delivery of enterprise applications, systems integration and managed services solutions. Ms. Kahn also oversaw global development centers in India, China and the U.S. From 2002 to 2005, Ms. Kahn was the Senior Group Vice President for worldwide professional services for Business Objects, a business intelligence software maker based in San Jose, where she led the applications and services division that supported that company's transformation from a products company to an enterprise solutions company. Business Objects was acquired by SAP in 2007. From 2000 to 2007, Ms. Kahn was a Member of the Board of Directors for MapInfo, a global location intelligence solutions company. She was a member of MapInfo’s Audit Committee and the Compensation Committee. MapInfo was acquired by Pitney Bowes in 2007. From 1993 to 2000, Ms. Kahn was an Executive Vice President and Partner of KPMG Consulting, where she helped grow the firm’s consulting business from $700 million to $2.5 billion. Ms. Kahn received her B.B.A in Accounting from the University of Wisconsin – Madison.

Kenneth Galaznik has been a member of our Board of Directors since 2006. Mr. Galaznik is the Chairman of the Company’s Audit Committee and serves as a member of the Compensation Committee. Since 2005, Mr. Galaznik has been the Senior Vice President, Chief Financial Officer and Treasurer of American Science and Engineering, Inc., a publicly held supplier of X-ray inspection and screening systems with a public market cap of over $200 million. In September 2015, Mr. Galaznik announced that he would retire from his position at American Science and Engineering on March 31, 2016. From August 2002 to February 2005, Mr. Galaznik was Vice President of Finance of American Science and Engineering, Inc. From November 2001 to August 2002, Mr. Galaznik was self-employed as a consultant. From March 1999 to September 2001, he served as Vice President of Finance at Spectro Analytical Instruments, Inc. and has more than 35 years of experience in accounting and finance positions. Mr. Galaznik holds a B.B.A. degree in accounting from The University of Houston. Mr. Galaznik brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as chief financial officer of a publicly-held company.

Scott Landers has been a member of our Board of Directors since 2010. Mr. Landers is the Chair of the Nominating and Corporate Governance Committee and serves as a member of the Audit and Compensation Committees. Mr. Landers was named President and Chief Executive Officer of Monotype Imaging Holdings, Inc on January 1, 2016 after serving as the company’s Chief Operating Officer since early 2015 and its Chief Financial Officer, Treasurer and Assistant Secretary since joining Monotype in July 2008. Monotype is a publicly-held company and is a leading provider of typefaces, technology and expertise that enable the best user experiences and sure brand integrity. Prior to joining Monotype, from September 2007 until July 2008, Mr. Landers was the Vice President of Global Finance at Pitney Bowes Software, a $450 million division of Pitney Bowes, a leading global provider of location intelligence solutions. From 1997 until September 2007, Mr. Landers held several senior finance positions, including Vice President of Finance and Administration, at MapInfo, a publicly-held company which was acquired by Pitney Bowes in April 2007. Earlier in his career, Mr. Landers was a Business Assurance Manager with Coopers & Lybrand. Mr. Landers is a Certified Public Accountant and holds a bachelor's degree in accounting from Le Moyne College in Syracuse, N.Y. and a master’s degree in business administration from The College of Saint Rose in Albany, N.Y. Mr. Landers brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as chief executive officer and a chief financial officer of a publicly-held company.

Michael Taglich joined the Board of Directors in 2013. He is the Chairman and President of Taglich Brothers, Inc., a New York City based securities firm which he co-founded in 1992. Taglich Brothers, Inc. focuses on public and private micro-cap companies in a wide variety of industries. He is currently the Chairman of the Board of each Air Industries Group Inc., a publicly traded aerospace and defense company (NYSE AIRI), and BioVentrix, Inc., a privately held medical device company whose products are directed at heart failure treatment. He also serves as a director of a number of other private companies, and is a director of Icagen Inc, a drug screening company. Michael Taglich brings extensive professional experience which spans various aspects of senior management, including finance, operations and strategic planning. Mr. Taglich has more than 30 years of financial industry experience, and served on his first public company board over 20 years ago.

Executive Officers

The following table sets forth certain information as to our executive officers who are not also directors:

Name	Age	Position with the Company
Roger Kahn	47	Co-Interim Chief Executive Officer and President, Chief Operating Officer
Michael D. Prinn	42	Co-Interim Chief Executive Officer and President, Executive Vice President and Chief Financial Officer

Roger Kahn has been our Chief Operating Officer since August 2015. As of December 1, 2015, the Board of Directors appointed Mr. Kahn as Co-Interim Chief Executive Officer and President alongside Mr. Michael Prinn, the Company’s Chief Financial Officer. Mr. Kahn and Mr. Prinn will co-manage the Company until a successor is named to be the Chief Executive Officer and President. Prior to joining Bridgeline, Mr. Kahn co-founded FatWire, a leading content management and digital engagement company. As the General Manager and Chief Technology Officer of FatWire, Mr. Kahn built the company into a global corporation with offices in thirteen countries and annual revenues of $40 million. Fatwire was acquired by Oracle in 2011 for $160 million. Mr. Kahn received his Ph.D in Computer Science and Artificial Intelligence from the University of Chicago.

Michael Prinn has been our Executive Vice President and Chief Financial Officer since October 2012. As of December 1, 2015, the Board of Directors appointed Mr. Prinn as Co-Interim Chief Executive Officer and President in addition to his duties as the Chief Financial Officer. Mr. Kahn and Mr. Prinn will co-manage the Company until a successor is named to be the Chief Executive Officer and President. Mr. Prinn joined Bridgeline in August 2010 as our Vice President of Finance as was subsequently promoted to the position of Chief Accounting Officer and Executive Vice President of Finance. Prior to joining Bridgeline, from 2006 to 2010, Mr. Prinn was a Senior Manager and Controller at Sapient, a $1.4 billion publicly-held global integrated marketing and technology services company. From 2003 to 2006 Mr. Prinn was the Corporate Controller for SensAble Technologies, a developer of 3D touch-enabled digital solutions. Prior to joining SensAble Technologies, Mr. Prinn was an Audit Manager in Arthur Andersen’s High Tech Audit Practice. Mr. Prinn received his B.S. in Accounting from Boston College and is a Certified Public Accountant.

The Board of Directors recommends a vote FOR the approval of Proposal No. 1,

the election of directors.

Certain Relationships and Related Transactions

Item 404(d) of Regulation S-K requires the Company to disclose any transaction or proposed transaction which occurred since the beginning of the two most recently completed fiscal years in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of the last two completed fiscal years in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company's Common Stock, or an immediate family member of any of those persons.

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. Therefore, any material financial transaction between the Company and any related person would need to be approved by our Audit Committee prior to the Company entering into such transaction.

In October 2013, Michael Taglich joined the Board of Directors. Michael Taglich is the Chairman and President of Taglich Brothers, Inc. a New York based securities firm and beneficially owns approximately 11% of Bridgeline stock. Other employees, affiliates and clients of Taglich Brothers, Inc. own approximately 600,000 shares of Bridgeline Common Stock and 160,977 shares of convertible preferred stock.

On November 6, 2013, the Company entered into a Placement Agent Agreement with Taglich Brothers, Inc. engaging Taglich Brothers, Inc. to provide services as a placement agent in a proposed private placement. In return for the services provided, the Company paid Taglich Brothers, Inc. a cash commission equal to 8% of the amount raised by the Company in the private placement and issued affiliates of Taglich Brothers five year warrants to purchase such number of shares of Common Stock equal to 10% of the equity issued in the private placement at an exercise price of $6.50 per share.

On March 21, 2014, the Company entered into a Placement Agent Agreement with Taglich Brothers, Inc. engaging Taglich Brothers, Inc. to provide services as a placement agent in a proposed private placement. In return for the services provided, the Company paid Taglich Brothers, Inc. a cash commission equal to 8% of the amount raised by the Company in the private placement and issued affiliates of Taglich Brothers five year warrants to purchase such number of shares of Common Stock equal to 10% of the equity issued in the private placement at an exercise price of $5.25 per share.

On October 15, 2014, the Company entered into a Placement Agent Agreement with Taglich Brothers, Inc. engaging Taglich Brothers, Inc. to provide services as a placement agent in a proposed private placement. In return for the services provided, the Company paid Taglich Brothers, Inc. a cash commission equal to 8% of the amount raised by the Company in the private placement and issued affiliates of Taglich Brothers five year warrants to purchase such number of shares of Common Stock equal to 10% of the equity issued in the private placement at an exercise price of $3.25 per share.

On March 14, 2016, the Company entered into a Placement Agent Agreement with Taglich Brothers, Inc. engaging Taglich Brothers, Inc. to provide services as a placement agent in a proposed private placement. In return for the services provided, the Company will pay Taglich Brothers, Inc. a cash commission equal to 8% of the amount raised by the Company in the private placement and will issue affiliates of Taglich Brothers five year warrants to purchase such number of shares of Common Stock equal to 10% of the equity issuable in the private placement at an exercise price equal to the closing price of the Common Stock on the date of issuance of the warrants.

Since October 1, 2013, the Company has issued term notes to Mr. Taglich in the amount of $2.45 million in principal and mature on March 1, 2017. As of March 31, 2016, a total of $158,994 of interest has accrued under such notes, none of which has been paid, and no principal has been repaid. Certain of the notes include a prepayment penalty. These prepayment penalties total $250,000 in the aggregate.

Schedule of term notes issued to Mr. Taglich:

Date of Issuance	Principal Amount of Note	Interest Rate
12/18/2014	$ 500,000	8.5%
02/09/2015	$ 500,000	8.5%
05/12/2015	$ 500,000	8.5%
07/21/2015	$500,000	9.5%
12/03/2015	$250,000	9.5%
02/10/2016	$200,000	8.0%
Total	$2,450,000

Michael Taglich has also guaranteed $2 million in connection with the Company’s out of formula borrowings on its credit facility with BridgeBank. In connection with the debt financing and guaranty provided by Mr. Taglich, the Company has issued Mr. Taglich the following warrants to purchase Common Stock of the Company:

Schedule of warrants issued to Mr. Taglich:

Date of Issuance	Number of Shares	Exercise Price per Share	Term/Expiration
06/19/2013	10,000	$6.25	06/19/2018
12/31/2014	60,000	$4.00	12/31/2019
02/12/2015	60,000	$4.00	2/12/2020
05/12/2015	60,000	$4.00	5/12/2020
07/21/2015	160,000	$1.75	7/21/2018
02/25/2016	30,000	$4.00	12/31/2020
Total	380,000

Bridgeline agreed to provide piggyback registration rights with respect to the shares of Common Stock underlying the warrants.

In November 2015, the Company entered into a consulting agreement with Robert Taglich, also an executive of Taglich Brothers, Inc. and Michael Taglich’s brother. Robert Taglich is a shareholder of the Company and beneficially owns approximately 7.7% of Bridgeline stock. The consulting services may include assistance with strategic planning and other matters as requested by management or the Board of Directors of the Company. The term of the Consulting Agreement is twelve months. As compensation for his services, Robert Taglich was granted an option to purchase 15,000 shares of the Company’s Common Stock at a price of $1.21 per share. In December 2015, the Company issued an interest bearing term note in a total principal amount of $250,000 to Robert Taglich with a maturity date of March 1, 2017. Interest under such note accrues at a rate of 9.5% per annum.

Also, in February 2016, the Company issued an interest bearing term note in principal amount of $200,000 to Robert Taglich with a maturity date of March 1, 2017. Interest under such note accrues at a rate of 8% per annum. As of March 31, 2016, no interest has been paid under such note and no principal has been repaid.

In February 2016, the Company issued an interest bearing term note in principal amount of $100,000 to Roger Kahn with a maturity date of March 1, 2017. Interest under such note accrues at a rate of 8% per annum. As of March 31, 2016, no interest has been paid under such note and no principal has been repaid.

The Company also has an annual service contract for $18,000 with Taglich Brothers, Inc. to perform market research.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after March 1, 2016 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each individual named below is our address, 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803.

The following table sets forth as of March 1, 2016, the beneficial ownership of our Common Stock by (i) each person or group of persons known to us to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. At the close of business on March 1, 2016 there were issued and outstanding 5,326,615 shares of our Common Stock entitled to cast 5,326,615 votes and 214,614 shares of Series A Preferred Stock. On March 1, 2016 the closing price of our Common Stock as reported on the Nasdaq Capital Market was $0.89 per share.

Except as indicated in the footnotes to the table below, each shareholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such shareholder.

This information is based upon information received from or on behalf of the individuals named herein.

Name and Address	Number of Shares Owned		Percent of Shares Outstanding
Michael Taglich	609,596	(1)	10.62%
Robert Taglich 790 New York Avenue Huntington, NY 11743	428,191	(2)	7.71%
Roger Kahn	185,185		3.48%
Thomas Massie	125,267		2.35%
Kenneth Galaznik	78,344	(3)	*
Scott Landers	67,503	(4)	*
Joni Kahn	61,823	(5)	*
Michael Prinn	49,400	(6)	*
All current executive officers and directors as a group (7)	1,177,118	(7)	20.12%

*less than 1%

(1)

Includes 407,813 shares issuable upon the exercise of warrants, and 8,001 shares of Common Stock subject to currently exercisable options (includes options that will becomeexercisable within 60 days of March 1, 2016). Also includes 8,696 shares and 600 shares issuable upon the exercise of warrants owned by Mr. Taglich’s spouse.

(2)	Includes 64,413 shares issuable upon the exercise of warrants, and 165,037 shares of Common Stock issuable upon conversion of Series A Convertible Preferred Stock.
(3)	Includes 26,667 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of March 1, 2016).
(4)

Includes 20,667 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of March1, 2016). Includes 2,000 shares of Common Stock owned by Mr. Landers’ children.

(5)	Includes 13,667 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of March 1, 2016).
(6)	Includes 47,000shares of Common Stock subject to currently exercisable options (includes options that will become exercisablewithin 60 days of March 1, 2016).
(7)	Includes 116,002 shares of Common Stock subject to currently exercisable options (includes options that will become exercisablewithin 60 days of March 1, 2016).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended September 30, 2015 and September 30, 2014 for our principal executive officer and our other two most highly compensated executive officers who were serving as executive officers on September 30, 2015. We refer to these officers as our named executive officers.

Name and Principal Position	Fiscal Year End	Salary	Bonus	Option Awards (1)	Total
Thomas Massie (2)	2015	$375,000	___	___	$375,000
President and Chief Executive Officer and Director	2014	$375,000	$20,834	$83,000	$478,834
Roger Kahn (3)	2015	$106,818	___	$156,744	$263,562
Chief Operating Officer	2014	___	___	___	___
Michael Prinn (4)	2015	$225,000	___	___	$225,000
Executive Vice President and Chief Financial Officer	2014	$210,417	$25,000	$57,750	$293,167

(1)

Represents the aggregate grant date fair value of the entire stock option awards for the fiscal years ended September 30, 2015 and 2014, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), excluding the impact of estimated forfeitures of stock options. None of the stock option awards listed above were exercised in the fiscal years ended September 30, 2015 and 2014, and the amounts set forth above do not represent amounts actually received by the executives.

(2)	Mr. Massie resigned from his positions of President, Chief Executive Officer and Director on December 1, 2015.
(3)	Mr. Kahn was appointed Chief Operating Officer on August 24, 2015, and was appointed Co-Interim Chief Executive Officer and President on December 1, 2015.
(4)	Mr. Prinn was appointed Co-Interim Chief Executive Officer and President on December 1, 2015.

Employment Agreements

Thomas Massie

Mr. Massie resigned as President and Chief Executive Officer and Director on December 1, 2015. The terms of his original employment contract dated October 1, 2001 were superseded by a new Separation and Advisor Agreement (the “Agreement”). The Agreement provides that as of December 1, 2015, Mr. Massie will receive a gross payment of $31,250 per month for sixteen months. In addition, Mr. Massie will receive 100% coverage of the associated premiums for medical and dental coverage during such sixteen month period.

Roger Kahn

We have entered into an employment agreement with Roger Kahn, our Chief Operating Officer, to provide executive management services. The agreement has an initial term of thirteen months beginning August 24, 2015 and terminating on September 30, 2016. The agreement renews for successive periods of one year if the Company provides written notice of renewal not less than 60 days prior to the end of the initial term or any applicable succeeding term. The agreement may be terminated by (i) us, in the event of Mr. Kahn's death, resignation, retirement or disability, or for or without cause, or (ii) Mr. Kahn for good reason. In the event that Mr. Kahn is terminated by us without cause or Mr. Kahn resigns for good reason, he is entitled to receive severance payments equal to twelve months of salary and one full quarterly bonus. In addition, any stock option awards that are not exercisable will be immediately vested and exercisable.

Michael Prinn

We have entered into an employment agreement with Michael Prinn, our Executive Vice President and Chief Financial Officer, to provide executive management services. Mr. Prinn’s employment agreement is effective for the period of twelve months commencing October 1, 2015. The agreement may be terminated by (i) us, in the event of Mr. Prinn's death, resignation, retirement or disability, or for or without cause, or (ii) Mr. Prinn for good reason. In the event that Mr. Prinn is terminated by us without cause or Mr. Prinn resigns for good reason, he is entitled to receive severance payments equal to twelve months of salary and bonus. In addition, any stock option awards that are not exercisable will be immediately vested and exercisable.

Outstanding Equity Awards at Fiscal 2015 Year-End

The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2015.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (1)(2)(3)	Number of Securities Underlying Unexercised Options Unexercisable (1)(2)(3)	Exercise price ($/sh)(3)	Option Expiration Date
Thomas Massie (1)	10/09/2008	25,667	-	$4.50	10/09/2018
	10/28/2011	60,000	-	$3.35	10/28/2021
	11/30/2011	30,000	-	$2.95	11/30/2021
	02/16/2012	20,000	-	3.95	02/16/2022
	01/22/2014	6,667	13,333	$6.45	01/22/2024
		142,334	13,333

Michael D. Prinn (1)	10/28/2011	12,000	-	$3.35	10/28/2021
	11/29/2011	10,000	-	$3.25	11/29/2021
	10/19/2012	15,000	-	8.20	10/19/2022
	12/09/2013	5,000	10,000	$5.60	12/09/2023
		37,000	15,000

Roger Kahn (1)	08/24/2015	-	200,000	$1.15	08/24/2025

		-	200,000

(1)	Shares vest in equal installments upon the anniversary date of the grant over three years.

(2)

Stock option awards granted as part of October 28, 2011 repricing program, offered employees the opportunity to exchange and forfeit options previously granted for new options grants of the same amount with a) a grant exercise price of $3.35, the fair market value on October 28, 2011 and b) a new three-year vesting schedule beginning October 28, 2011. Mr. Massie exchanged 60,000 previously granted options for a new grant with an incremental grant date fair value of $41,500. Mr. Prinn exchanged 12,000 previously granted options for a new grant with an incremental grant date fair value of $6,600.

(3)	All option shares and exercise prices per share issued prior to May 8, 2015 have been adjusted for a 1-for-5 reverse stock split.

COMPENSATION OF DIRECTORS

Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers as of the fiscal year ended September 30, 2015.

Name	Fees Earned or Paid in Cash and Stock (1)	Option Awards (2)	All Other Compensation	Total
Joni Kahn	$71,000	$11,682	—	$82,682
Kenneth Galaznik	$28,000	$11,682	—	$39,682
Scott Landers	$26,000	$11,682	—	$37,682
Michael Taglich	$18,000	$11,682	—	$29,682

(1)

Ms. Kahn received $45,000 as fee for her services as the Chair of the Board. Other board fees were paid to the Directors in restricted Common Stock and vested on September 30, 2015. During fiscal 2015, a total of 40,833 restricted common shares were issued with a fair market value at the date of grant of $98,000, as follows:

Name	Shares Issued	Fair Market Value
Joni Kahn	10,833	$26,000
Kenneth Galaznik	11,667	$28,000
Scott Landers	10,833	$26,000
Michael Taglich	7,500	$18,000
Total	40,833	$98,000

(2)

Represents aggregate grant date fair value of the entire stock option awards for the fiscal year ended September 30, 2015 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), excluding the estimated impact of forfeitures of stock option grants. None of the stock option awards listed above were exercised in the fiscal year ended September 30, 2015, and the amounts set forth above do not represent amounts actually received by the Directors

(3)

The following table sets forth the following aggregate number of shares under outstanding stock options plans held by Directors who are not named executive officers as of the fiscal year ended September 30, 2015.

Name	Number of Shares Underlying Outstanding Stock Options
Joni Kahn	19,000
Kenneth Galaznik	32,000
Scott Landers	26,000
Michael Taglich	15,000

The non-employee members of the Company's Board of Directors are compensated as follows:

●

Option Grants. Unless otherwise determined by the Board of Directors, outside directors each receive annual grants of options to purchase 2,000 shares of our Common Stock at an exercise price equal to the fair market value of the shares on the date of grant. The options vest over three years in equal installments on the anniversary of grant. New directors receive options to purchase 5,000 shares of our Common Stock at the then current fair market value upon election to the Board.During the fiscal year ended September 30, 2015, outside directors each received stock options to purchase 6,000 shares of Common Stock.

●

Compensation. Each outside director receives an annual retainer of $12,000 and is compensated $1,500 for each meeting such director attends in person. Members of the Audit Committee receive additional annual compensation of $3,000.

●

Committee Chair Bonus. The Chair of our Audit Committee receives an additional annual fee of $10,000. The Chairs of our Compensation Committee and Nominating and Corporate Governance Committee each receive an additional annual fee of $5,000. These fees are payable in lump sums in advance. Other directors who serve on our standing committees, other than the Audit Committee, do not receive additional compensation for their committee services.

●	Chairperson of the Board Compensation. The Chairperson of the Board currently receives compensation of $10,000 per month for duties and responsibilities thereunder, as a non-employee of the Company.

OTHER INFORMATION CONCERNING THE COMPANY AND THE BOARD OF DIRECTORS

Meetings of the Board of Directors

During the Company's fiscal year ended September 30, 2015, the Board of Directors held four (4) meetings and acted four times by unanimous written consent. During fiscal 2015, each director attended each meeting. The Chairman was present at all meetings. The Company encourages Board members to attend the Annual Meeting.

Structure of the Board of Directors

Mr. Massie served as our President and Chief Executive Officer during fiscal 2015. Mr. Massie was also Chairman of the Board of the Directors until May 2015, when Ms. Joni Kahn, an independent director, was appointed as Chairperson of the Board. The Board of Directors determined that it would be beneficial to the Company to separate the offices of Chief Executive Officer and Chairperson of the Board in order to allow the Chief Executive Officer to focus on the Company’s operations and execution of its business plan while the Chairperson of the Board would focus on the Company’s strategic plan. The Board of Directors believes that Ms. Kahn’s service as Chairperson of the Board will further help extend the Company’s footprint into both the enterprise and multi-unit technology sectors.

The Board of Directors’ Role in Risk Oversight

The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic and business risks and monitors compliance with ethical standards. The Compensation Committee identifies and oversees risks associated with our executive compensation policies and practices.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee assists the Board in the oversight of the audit of our consolidated financial statements and the quality and integrity of our accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Audit Committee is comprised of Mr. Galaznik (Chair), Ms. Kahn and Mr. Landers. Our Board has determined that each of the members of the Audit Committee meet the criteria for independence under the standards provided by the Nasdaq Stock Market. The Board of Directors has adopted a written charter for the Audit Committee. A copy of such charter is available on the Company's website, www.bridgeline.com. During fiscal 2015, the Audit Committee met four times. Each member of the Audit Committee attended each such meeting. The Chairman of the Audit Committee was present at all meetings.

Audit Committee Financial Expert. Our Board has also determined that each of Mr. Galaznik and Mr. Landers qualifies as an "audit committee financial expert" as defined under Item 407(d) (5) of Regulation S-K and as an independent director as defined by the Nasdaq listing standards.

Compensation Committee

The Compensation Committee evaluates the performance of our senior executives, considers the design and competitiveness of our compensation plans, including the review of independent research and data regarding compensation paid to executives of public companies of similar size and geographic location, reviews and approves senior executive compensation and administers our equity compensation plans. In addition, the Committee also conducts reviews of executive compensation to ensure compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee is comprised of Ms. Kahn (Chair), Mr. Galaznik and Mr. Landers, all of whom are independent directors. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of such charter is available on the Company's website, www.bridgeline.com. During fiscal 2015, the Compensation Committee met four times and acted seven times by unanimous written consent.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the shareholders at each annual meeting. The Nominating and Governance Committee also annually assesses and reports to the Board on Board and Board Committee performance and effectiveness and reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees. A copy of such charter is available on the Company's website, www.bridgeline.com. Our Nominating and Governance Committee is comprised of Mr. Landers (Chair) and Ms. Kahn, each of whom are independent directors. During fiscal 2015, the Nominating and Governance Committee met four times.

Communications with the Board of Directors

The Company encourages stockholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors by contacting Shareholder Relations, Bridgeline Digital, Inc., 80 Blanchard Road, Burlington, Massachusetts 01803.

Audit Committee Report

The Audit Committee consists of three independent directors, all of whom are "independent directors" within the meaning of the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. The Audit Committee's responsibilities are as described in a written charter adopted by the Board, a copy of which is available on the Company's website at www.bridgelinedigital.com.

The Audit Committee has reviewed and discussed the Company's audited financial statements for fiscal 2015 with management and with the Company's independent registered public accounting firm, Marcum LLP. The Audit Committee has discussed with Marcum LLP the matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Marcum LLP required by the Public Company Accounting Oversight Board in Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with Marcum LLP its independence.

Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for fiscal 2015 be included in the Company's Annual Report on Form 10-K for fiscal 2015 for filing with the Securities and Exchange Commission.

Submitted by the members of the Audit Committee:

Kenneth Galaznik, Chairman

Scott Landers

Joni Kahn

OTHER MATTERS

Audit Fees

The firm of Marcum LLP acts as our principal independent registered public accounting firm. They have served as our independent auditors since April 26, 2010. A representative of Marcum LLP is expected to attend this year's Annual Meeting, and he will have an opportunity to make a statement if he desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by Marcum LLP for the fiscal years ended September 30, 2015 and September 20, 2014. The Company did not engage its independent registered public accounting firm during either of the fiscal years ended September 30, 2015 or September 20, 2014 for any other non-audit services.

Type of Service	Amount of Fee for Fiscal Year Ended
	September 30, 2015	September 30, 2014
Audit Fees	$243,868	$197,409
Audit-Related Fees	—	—
Tax Fees	—	—
Total	$243,868	$197,409

Audit Fees. This category includes fees for the audits of the Company's annual financial statements, review of financial statements included in the Company's Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category consists of audits performed in connection with certain acquisitions.

Tax Fees. This category consists of professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

There were no other fees paid or accrued to Marcum LLP in the fiscal years ended September 30, 2015 or September 30, 2014.

Audit Committee Pre-Approval Policies and Procedures.

Before an independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee. Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. Our Audit Committee must pre-approve any audit and non-audit related services by our independent registered public accounting firm. During our fiscal year ended September 30, 2015, no services were provided to us by our independent registered public accounting firm other than in accordance with the pre-approval procedures described herein.

Code of Conduct and Ethics

The Company's Board of Directors has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-K of the Securities Act that applies to all of the Company's officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics codifies the business and ethical principles that govern the Company's business. A copy of the Code of Ethics is available on the Company's website www.bridgelinedigital.com. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to its principal executive officer, principal financial officer or principal accounting officer) on its website. The Company's website is not part of this proxy statement.

PROPOSAL 2

APPROVAL OF THE BRIDGELINE DIGITAL, INC. 2016 STOCK INCENTIVE PLAN

The Board of Directors believes that the future success of Bridgeline depends, in large part, upon the ability of the Company to attract, retain and motivate key employees and that the granting of stock options serves as an important factor in retaining key employees. In addition, the Board of Directors believes it is important to have a pool of options available for issuance as the Company considers potential acquisitions. On March 11, 2016, the Company’s Board of Directors approved, subject to stockholder approval, the Bridgeline Digital, Inc. 2016 Stock Incentive Plan (the “Plan”). Initially, a total of 2,500,000 shares of the Company’s Common Stock will be reserved for issuance under the Plan.

The Company’s existing stock incentive plan will expire in August 2016. The purpose of the Plan is to replace the expiring stock incentive plan and to reserve a sufficient number of shares of Common Stock for issuance under the Plan to existing employees and directors and to new employees. All of the options currently outstanding under the existing stock incentive plan are currently underwater. The Board of Directors intends to grant existing key employees and outside directors additional options under the Plan in order to continue to incentivize such existing employees through equity compensation. The Company also intends to use a portion of the shares reserved under the Plan to grant options in the future to newly-hired employees. Without the ability to provide equity compensation, the Company may be unable to attract and retain key employees and directors. If this proposal is approved, the Company expects to have sufficient shares available under the Plan for the next twelve to eighteen months.

The number of shares of Common Stock reserved under the Plan was determined by reviewing the status of the outstanding options that are currently underwater and by comparing the Company’s past option grants to key employees and new employees to its current hiring and retention plan. The adoption of the Plan would decrease the Company’s overhang from 21% to 17%. The Company’s burn rate, net of forfeited and expired shares, has averaged 6% over the past three fiscal years.

The Board of Directors believes that the approval of the Plan is in the best interests of the Company and recommends a vote for this proposal.

Purpose of Plan

The purpose of the Plan is to advance the interests of Bridgeline by encouraging equity participation in Bridgeline by directors, officers and employees of Bridgeline through the acquisition of shares of Common Stock upon the exercise of options granted under the Plan or the issuance of restricted stock.

General Provisions

The following summary of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix B to this Proxy Statement.

The Plan was adopted by our Board of Directors on March 11, 2016. The Plan allows us to grant options, restricted stock and other forms of stock-based compensation to our officers, directors, employees and outside consultants and advisors. We have developed this Plan to align the interests of (i) employees, (ii) non-employee Board members, and (iii) consultants and key advisors with the interests of our shareholders and to provide incentives for these persons to exert maximum efforts for our success and to encourage them to contribute materially to our growth. As of March 11, 2016 there were approximately 90 persons eligible to participate in the Plan.

The Plan is not subject to the provisions of the Employment Retirement Income Security Act, as amended (“ERISA”), and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”).

Shares Subject to the Plan. There are a total of 2,500,000 shares of Common Stock reserved for issuance under the Plan, subject to adjustment to prevent dilution from stock dividends, stock splits, recapitalization or similar transactions.

Administration of the Plan. The Plan is administered by the Compensation Committee. The Compensation Committee selects the individuals to whom options and awards are granted and determines the option exercise price and other terms of each award, subject to the provisions of the Plan. The Compensation Committee may delegate limited authority to grant a limited number of stock options to a committee comprised of the Company’s Chief Executive Officer and other officer(s) of the Company.

Awards under the Plan. Under the Plan, the Compensation Committee may grant awards in the form of incentive stock options, as defined in Section 422 of the Code, options which do not so qualify, restricted stock awards, and certain other forms of equity award as determined by the Compensation Committee.

Options. The duration of any option shall be within the sole discretion of the Compensation Committee; provided, however, that any incentive stock option granted to a 10% or less stockholder or any nonqualified stock option shall, by its terms, be exercised within ten years after the date the option is granted and any incentive stock option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the option is granted. The exercise price of all options will be determined by the Compensation Committee; provided, however, that the exercise price of an option (including incentive stock options or nonqualified stock options) will be equal to, or greater than, the fair market value of a share of our stock on the date the option is granted and further provided that incentive stock options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of our stock on the date of grant.

Restricted Stock. Restricted stock is Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Subject to any restrictions applicable to the award, a participant holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a shareholder with respect to such restricted stock, including the right to receive dividends and vote the shares. Any dividends payable on the restricted stock awards will be subject to the same restrictions as the underlying award.

Termination of Employment. Unless the Compensation Committee provides otherwise in the terms of the award, if the employment or service of a participant is terminated, outstanding awards will cease to be exercisable (i) immediately if the participant’s employment or service is terminated for cause; (ii) up to three (3) months after the participant’s employment or service is terminated without cause; or (iii) up to one (1) year after the participant’s employment or service is terminated due to death or disability.

Termination or Amendment of the Plan. Our Board of Directors may at any time terminate the Plan or make such amendments thereto as it deems advisable, without action on the part of our shareholders unless their approval is required under the law. However, no termination or amendment will, without the consent of the individual to whom any option has been granted, affect or impair the rights of such individual. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the Plan more than ten years from the date the Plan was adopted by the Board of Directors.

New Plan Benefits

We are unable to determine the dollar value and number of stock awards that may be received by or allocated to (i) any of our named executive officers, (ii) our current executive officers, as a group, (iii) our employees who are not executive officers, as a group, and (iv) our non-executive directors, as a group as a result of the approval of the Plan because all stock awards granted to such persons are granted by the Compensation Committee on a discretionary basis.

Federal Income Tax Consequences

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the Plan are exempt from, or comply with, the rules under Section 409A of the Internal Revenue Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) and subject to withholding when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the common stock at the time of grant, less the amount paid, if any, for the stock, is included in ordinary income and subject to withholding and there is no further income recognition when the restrictions lapse.

Other Stock-Based Awards. The tax consequences associated with other stock-based awards granted under the Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no income tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The Board of Directors recommends a vote FOR the approval of Proposal No. 2, the approval of the Bridgeline Digital, Inc. 2016 Stock Incentive Plan.

PROPOSAL 3

RAFTIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Marcum LLP to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2016. Marcum LLP has served as the Company's independent registered public accounting firm since April 2010. A representative from Marcum LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Although stockholder ratification of the appointment is not required by law, the Company desires to solicit such ratification. If the appointment of Marcum LLP is not approved by a majority of the shares represented at the Meeting, the Company will consider the appointment of other independent registered public accounting firms.

The Board recommends a vote FOR the approval of Proposal No. 3, the ratification of the appointment of Marcum LLP as the

Company's independent auditors for the fiscal year ending September 30, 2016.

PROPOSAL 4

APPROVAL OF THE ISSUANCE OF UP TO 4,700,000 SHARES OF THE COMPANY’S COMMON STOCK UPON

CONVERSION OF OUTSTANDING TERM NOTES, THE ISSUANCE OF WARRANTS TO PURCHASE UP TO AN

AGGREGATE OF 470,000 SHARES OF THE COMPANY’S COMMON STOCK AND THE ISSUANCE OF THE SHARES

OF COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH WARRANTS

Since December 2014, the Company has issued a total of $3,000,000 in term notes to certain individual accredited investors (the “Outstanding Term Notes”). The Outstanding Term Notes contain interest rates ranging from 8.0% to 9.5% per annum and mature on March 1, 2017. Certain of the Outstanding Term Notes contain a prepayment penalty payable by the Company in the event such note is repaid prior to the maturity date. As of March 31, 2016, a total of $169,887 in interest has accrued under the Outstanding Term Notes and the Outstanding Term Notes had an aggregate prepayment penalty of $250,000. The Outstanding Term Notes are held as follows:

●	Michael Taglich – $2,450,000 in aggregate principal amount;

●	Robert Taglich – $450,000 in aggregate principal amount; and

●	Roger Kahn - $100,000 in aggregate principal amount.

The Company and the holders of the Outstanding Term Notes have agreed to amend the Outstanding Term Notes to provide the Company with the option to convert all outstanding principal, accrued but unpaid interest and prepayment penalties due under such Outstanding Term Notes into shares of Common Stock of the Company at a conversion price of $0.75 per share. Such conversion may occur at the election of the Company only if the stockholders approve at the Meeting the issuance of up to 4,700,000 shares of the Company’s Common Stock upon conversion of outstanding term notes, and the issuance of warrants to purchase up to an aggregate of 470,000 shares of the Company’s Common Stock and the issuance of the shares of Common Stock issuable upon exercise of such warrants. The conversion of the Outstanding Term Notes, including all principal and accrued interest and prepayment penalties, would result in the issuance of approximately 4,700,000 shares of the Company’s Common Stock.

In addition, the Company has agreed to issue the Company’s placement agent, Taglich Brothers, Inc., or its affiliates, warrants to purchase an aggregate of up to 470,000 shares of the Company’s Common Stock in return for services provided by Taglich Brothers, Inc. in connection with the conversion of the Outstanding Term Notes. The warrants will have a term of five years and an exercise price equal to the closing price of the Common Stock on the date of the warrants are issued. The warrants will only be issued if (i) the stockholders approve the issuance of the warrants and the issuance of the shares of Common Stock upon exercise of the warrants as described in this proposal at the Meeting and (ii) the Outstanding Term Notes convert into shares of Common Stock of the Company as described above.

The holders of the Outstanding Term Notes include officers, directors and consultants of the Company. Michael Taglich is a member of the Board of Directors of the Company, Roger Kahn is the Company’s Co-Interim Chief Executive Officer and President and Chief Executive Officer and Robert Taglich is a consultant to the Company. Michael Taglich and Robert Taglich are executives of Taglich Brothers, Inc.

Because the Company’s Common Stock is traded on the Nasdaq Stock Market, we are subject to the Nasdaq Listing Rules, including:

●	Listing Rule 5635(b), which provides that shareholder approval is required prior to the issuance of equity that will result in a change of control of the Company;

●	Listing Rule 5635(c), which provides that stockholder approval is required prior to the issuance of equity compensation to officers, directors and consultants; and

●

Listing Rule 5635(d), which provides that stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance, or potential issuance of common stock (or securities exercisable or convertible into common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The issuance of the Common Stock upon conversion of the Outstanding Term Notes, the issuance of the warrants and the issuance of the Common Stock upon exercise of the warrants would result in the issuance of a number of shares of Common Stock equal to 20% or more of our outstanding Common Stock and 20% or more of the voting power outstanding at the time the Outstanding Term Notes were issued and would result in a change in control of the Company because such issuance will result in Michael Taglich becoming a holder of more than 20% of the Company’s outstanding Common Stock. In addition, because the issuance of Common Stock will be for a price less than the greater of book or market value of our Common Stock both at the time the Outstanding Term Notes were issued and at the time of conversion, the issuance of the shares may be considered to be equity compensation to the holders of the Outstanding Term Notes. Accordingly, we are soliciting stockholder approval of the issuance of up to 4,700,000 shares Common Stock upon conversion of the Outstanding Term Notes, the issuance of the warrants and the issuance of up to 470,000 shares of Common Stock upon exercise of the warrants. The conversion of the Outstanding Term Notes will occur and the warrants will be issued only if such approval is obtained.

We believe authorizing the Company to issue the shares of Common Stock upon conversion of the Outstanding Term Notes, to issue the warrants and to issue the shares of Common Stock upon exercise of the warrants is in the best interest of the Company and our stockholders. Converting the Outstanding Term Notes into shares of Common Stock rather than paying cash to the noteholders will provide the Company with more cash-flow flexibility and allow the Company to use such funds for working capital and general corporate purposes rather than repayment of debt. The issuance of Common Stock to the holders of the Outstanding Term Notes and upon exercise of the warrants will result in significant dilution to the stockholders, but we believe the resulting dilution is outweighed by the benefit to the Company and its stockholders of increased cash available for working capital and general corporate purposes.

The Board of Directors recommends a vote FOR the approval of Proposal No. 4, the approval of the issuance of up to

4,700,000 shares of the Company’s Common Stock upon conversion of outstanding term notes, the issuance of warrants to purchase up to an aggregate of 470,000 shares of the Company’s Common Stock and the issuance of the Common Stock upon exercise of the warrants.

PROPOSAL 5

APPROVAL OF THE ISSUANCE OF UP TO 4,000,000 SHARES OF THE COMPANY’S COMMON STOCK UPON

CONVERSION OF OUTSTANDING CONVERTIBLE NOTES

In September and November of 2013, the Company issued a total of $3,000,000 in principal amount of convertible promissory notes to accredited investors (the “Convertible Notes”). Interest accrues under the Convertible Notes at a rate of 11.5% per annum and is paid quarterly in cash. The Convertible Notes mature on March 1, 2017 and are convertible prior to maturity at the election of the holder into Common Stock at a conversion price of $6.50 per share. On March 1, 2016, the closing price of the Common Stock was $0.88 per share. Because the conversion price of the Convertible Notes is significantly greater than the current trading price of the Common Stock, the Company does not expect any holders of the Convertible Notes to convert such notes. Rather, the Company expects to repay such Convertible Notes in cash on the Maturity Date.

The Company is proposing to amend the Convertible Notes to reduce the conversion price to $0.75 per share in order to provide an incentive to the holders of such Convertible Notes to convert the outstanding principal into shares of Common Stock. This decrease in the conversion price would result in an increase in the aggregate number of shares of Common Stock issuable upon conversion of the Convertible Notes from 461,539 shares to 4,000,000 shares. Because this amendment to the terms of the Convertible Notes would result in the issuance or potential issuance of a number of shares of Common Stock equal to 20% or more of our outstanding Common Stock and 20% or more of the voting power outstanding before the issuance, pursuant to Nasdaq Listing Rule 5635(d), the Company is soliciting stockholder approval of the issuance of up to a total of 4,000,000 shares Common Stock upon conversion of the Convertible Notes. The conversion price of the Convertible Notes will be amended only if such stockholder approval is obtained.

In addition, Michael Taglich, a member of the Board of Directors, and Robert Taglich, a consultant to the Company, each hold Convertible Notes. Michael Taglich holds a Convertible Note in principal amount of $100,000, and Robert Taglich holds a Convertible Note in principal amount of $200,000. The reduction in the conversion price of the Convertible Notes may result in the issuance of shares of Common Stock at a price that is below the greater of book or market value of our Common Stock and therefore may be considered to be equity compensation to each of Michael Taglich and Robert Taglich. Therefore, we are soliciting stockholder approval of the issuance of the shares of Common Stock upon conversion of the Convertible Notes held by Michael Taglich and Robert Taglich pursuant to Nasdaq Listing Rule 5635(c).

We believe authorizing the Company to reduce the conversion price of the Convertible Notes and thereby increasing the number of shares of Common Stock issuable upon conversion of the Convertible Notes is in the best interest of the Company and our stockholders. Providing an incentive for the holders of the Convertible Notes to convert such Notes into shares of Common Stock rather than requiring the Company to repay the Convertible Notes in cash will provide the Company with more cash-flow flexibility and allow the Company to use such funds for working capital and general corporate purposes rather than repayment of debt. The issuance of Common Stock to the holders of the Convertible Notes will result in significant dilution to the stockholders, but we believe the resulting dilution is outweighed by the benefit to the Company and its stockholders of increased cash available for working capital and general corporate purposes.

The Board of Directors recommends a vote FOR the approval of Proposal No. 5, the approval of the issuance of up to

4,000,000 shares of the Company’s Common Stock upon conversion of outstanding convertible notes.

PROPOSAL 6

APPROVAL OF THE ISSUANCE OF UP TO 2,666,667 SHARES OF THE COMPANY’S COMMON STOCK UPON

CONVERSION OF TERM NOTES TO BE ISSUED IN A PRIVATE PLACEMENT

The Company is in the process of offering term notes to certain accredited investors in a private placement of term notes in an aggregate principal amount of up to $2,000,000 (the “Term Notes”). The Term Notes have an interest rate of 10%, with no interest accruing until July 1, 2016, and mature on March 31, 2017. Under the provisions of the Term Notes, all outstanding principal and any accrued and unpaid interest under the Term Notes will automatically convert into shares of Common Stock of the Company at a conversion price of $0.75 per share two trading days after receipt of stockholder approval of the issuance of up to 2,666,667 shares of Common Stock upon conversion of the Term Notes. The conversion of the Term Notes, including all principal and accrued interest, would result in the issuance of approximately 2,666,667 shares of the Company’s Common Stock. The Common Stock issued upon conversion of the Term Notes may be issued at a discount if the trading price of the Common Stock at the time of conversion is below $0.75 per share. The current book value of the Common Stock is $0.82 and the closing price on March 1, 2016 was $0.88 per share.

Because the Company’s Common Stock is traded on the Nasdaq Stock Market, we are subject to the Nasdaq Listing Rules, including Listing Rule 5635(d), which provides that stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance, or potential issuance of common stock (or securities exercisable or convertible into common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Our issuance of the Common Stock upon conversion of the Term Notes combined with other issuances of Common Stock made or to be made by the Company may result in the issuance of a number of shares of Common Stock equal to 20% or more of our outstanding Common Stock and 20% or more of the voting power outstanding before the issuance. Accordingly, we are soliciting stockholder approval of the issuance of up to 2,666,667 shares Common Stock upon conversion of the Term Notes. The conversion will occur only if such approval is obtained.

We believe authorizing the Company to issue the shares of Common Stock upon conversion of the Term Notes is in the best interest of the Company and our stockholders. Converting the Term Notes into shares of Common Stock rather than paying cash to the noteholders will provide the Company with more cash-flow flexibility and allow the Company to use such funds for working capital and general corporate purposes rather than repayment of debt. The issuance of Common Stock to the holders of the Term Notes will result in significant dilution to the stockholders, but we believe the resulting dilution is outweighed by the benefit to the Company and its stockholders of increased cash available for working capital and general corporate purposes.

The Board of Directors recommends a vote FOR the approval of Proposal No. 6, the approval of the issuance of up to

2,666,667 shares of the Company’s Common Stock upon conversion of term notes to be issued in a private placement.

PROPOSAL 7

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return. We seek to closely align the interests of our named executive officers with the interests of our shareholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

PROPOSAL 8

ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently to hold future say-on-pay votes. Shareholders may indicate whether they would prefer that we conduct future say-on-pay votes once every one, two, or three years. Shareholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that an advisory vote on executive compensation every three years will permit our shareholders to provide direct input on the Company’s executive compensation philosophy, policies, and practices as disclosed in the Company’s proxy statement, on a regular basis. This approach is consistent with our efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.

Required Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The Company recognizes that the shareholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation. The Board of Directors and the Compensation Committee will take into account the outcome of the vote; however, when considering the frequency of future say-on-pay votes, the Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold future say-on-pay votes more or less frequently than the frequency receiving the most votes cast by our shareholders.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstain from voting) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

The Board of Directors recommends a vote FOR the option of a vote every three years as the preferred frequency for future say-on-pay votes.

 Other Matters

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms and amendments thereto received by it, the Company believes that during fiscal 2015 all executive officers, directors and owners of ten percent of the outstanding shares of Common Stock complied with all applicable filing requirements, with the exception of (i) one filing for shares purchased by Ms. Joni Kahn in May 2014, for which a Form 4 was filed with the SEC on August 13, 2015, and (ii) one late filing for a transaction by Mr. Michael Taglich in January 2015.

Stockholder Proposals and Recommendations for Director

Any stockholder of the Company who wishes to present a proposal to be considered at the next annual meeting of stockholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803 on or before November 25, 2016. Such proposals may be made only by persons who are shareholders, beneficially or of record, on the date the proposals are submitted and who continue in such capacity through the date of the next annual meeting, of at least 1% or $2,000 in market value of securities entitled to be voted at the meeting, and have held such securities for at least one year.

For any stockholder proposal that is not submitted for inclusion in the Company’s Proxy Statement, but is instead sought to be presented directly at the Annual Meeting, management will be able to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on February 9, 2017.

Stockholders may recommend individuals to the Board of Directors for consideration as potential director candidates by following the requirements under Article I, Section 10 of the Bylaws. In order to be eligible to nominate a person for election to our Board of Directors a stockholder must (i) comply with the notice procedures set forth in the Bylaws and (ii) be a stockholder of record on the date of giving such notice of a nomination as well as on the record date for determining the stockholders entitled to vote at the meeting at which directors will be elected.

To be timely, a stockholder's notice must be in writing and received by our corporate secretary at our principal executive offices as follows: (A) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (B) in the case of an election of directors at a special meeting of stockholders, provided that the board of directors has determined that directors shall be elected at such meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (1) the 90th day prior to such special meeting and (2) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

In addition, a stockholder's notice must contain the information specified in Article I, Section 10 of the Bylaws and must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The stockholder making a nomination must personally appear at the annual or special meeting of stockholders to present the nomination, otherwise the nomination will be disregarded

Stockholders interested in making a nomination should refer to the complete requirements set forth in our Bylaws filed as an exhibit to our Periodic Report on Form 10-Q filed with the Securities and Exchange Commission on February 17, 2015. Provided that the date of next year's annual meeting of stockholders is not advanced by more than 20 days or delayed by more than 60 days, from the first anniversary of the 2016 annual meeting, any stockholder who wishes to make a nomination to be considered for the next annual meeting must deliver the notice specified by our Bylaws between December 31, 2016 and January 30, 2017. The By-Laws contain a number of substantive and procedural requirements which should be reviewed by any interested stockholder. Any notice should be mailed to: Secretary, Bridgeline Digital, Inc., 80 Blanchard Road, 2nd Floor, Burlington, Massachusetts 01803.

Information Incorporated By Reference

Our Annual Report, containing financial statements and management’s discussion and analysis of our financial condition and results of operations for the year ended September 30, 2015 is being mailed contemporaneously with this proxy statement to all stockholders entitled to vote, and is incorporated herein by this reference.

By Order of the Board of Directors

Michael D. Prinn Assistant Secretary March 25, 2016

Appendix B

BRIDGELINE DIGITAL, INC.

STOCK INCENTIVE PLAN

SECTION 1.     General Purpose of the Plan; Definitions.

The name of the plan is the Bridgeline Digital, Inc. Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable officers and employees of, and other persons providing services to, Bridgeline Digital, Inc. (the “Company”) and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate, or (iv) “Cause,” as such term is defined in any employment or other agreement between the Award Holder and the Company (or any such Affiliate).

“Change of Control” shall have the meaning set forth in Section 15.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

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“Company” shall have the meaning set forth in Section 1.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by the Board of Directors as set forth in Section 17.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock as determined by the closing price on the trading day before the trading day of the grant as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee; provided, however, that for purposes of a grant of any Award other than an Incentive Stock Option, Fair Market Value shall be determined in a manner consistent with Section 409A Authority.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means any director who meets the independence requirement of NASDAQ Marketplace Rule 4200(a)(15).

“Mature Shares” shall have the meaning set forth in Section 5.

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Normal Retirement” means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

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“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

“Performance Share Award” means an Award pursuant to Section 8.

“Plan” shall have the meaning set forth in Section 1.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Section 409A Authority” means the requirements of paragraphs (a)(2), (a)(3), and (a)(4) of Section 409A of the Code, as interpreted by Treas.. Regs. 26 CFR 1.409A-1, et seq., and any other guidance issued by the Internal Revenue Service.

“Stock” means the common stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award granted pursuant to Section 9.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2.	Administration of Plan; Committee Authority to Select Participants and Determine Awards.

(a)     Committee. The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) persons each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. In addition, the Board may authorize a committee consisting of members of management of the Company and at least one director of the Company to administer the Plan in the place of the Committee and have all the powers of the Committee enumerated herein, provided however that in authorizing such committee the Board shall specify the total number of options the committee is authorized to grant.

(b)      Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i)      to select the persons to whom Awards may from time to time be granted;

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(ii)      to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii)      to determine the number of shares to be covered by any Award;

(iv)      to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that, except as provided in Section 2(c), no such action shall materially adversely affect rights under any outstanding Award without the participant’s consent;

(v)      to accelerate the exercisability or vesting of all or any portion of any Award;

(vi)      to extend the period in which any outstanding Stock Option, or Stock Appreciation Right may be exercised; and

(vii)      to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. Neither the Company nor any member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

(c)     Section 409A. Awards granted under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and the Plan and such Awards shall be construed accordingly. Granted Awards may be modified at any time, in the Board’s discretion, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor any member or former member of the Committee or the Board shall have any liability if an Award (or any portion thereof), whether prior to or subsequent to any such modification that may be made, is determined to be subject to the provisions of Section 409A of the Code. In no event whatsoever shall the Company be liable for any tax, interest or penalties that may be imposed on a Participant under Section 409A (or otherwise) and the Company shall have no obligation to amend the Agreements documenting Awards or to indemnify or otherwise hold a Participant harmless from any such taxes, interest or penalties, or from liability for any damages related thereto. Participants are urged to consult their own tax advisers regarding the tax treatment of the Awards.

SECTION 3.     Shares Issuable under the Plan; Mergers; Substitution.

(a)     Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 2,500,000 shares. The maximum number of shares of Stock which may be issued in respect of Incentive Stock Options granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 3, shall be 2,500,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

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(b)     Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 500,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c)     Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15. Unless the Committee determines otherwise, any adjustments pursuant to this Section 3(c) shall be made on terms and conditions consistent with Section 409A of the Code.

(d)     Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Unless the Committee determines otherwise, any substitutions pursuant to this Section 3(d) shall be made on terms and conditions consistent with Section 409A of the Code.

SECTION 4.     Eligibility.

 Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).

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SECTION 5.     Stock Options.

The Committee may grant to Eligible Persons options to purchase Stock. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option. Neither the Company nor any member or former member of the Committee or the Board shall have any liability if an Option (or any portion thereof) that is intended to be an Incentive Stock Option is determined not to be an Incentive Stock Option (including, without limitation, due to a determination that the exercise of the Option was less than the Fair Market Value of the Stock subject to the Option as of the grant date).

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

The Committee may grant Non-Statutory Stock Options to purchase a number of shares of Stock to be determined by the Committee in recognition of services provided by a Non-Employee Director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time.

The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a)     Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b)     Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c)     Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee, in its discretion, may accelerate the exercisability of all or any portion of any Stock Option only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the option holder, and (iii) a severance arrangement with a departing option holder. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

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(d)     Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i)      by delivery to the Company of shares of Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan (“Mature Shares”); such surrendered shares shall have a Fair Market Value equal in amount to the exercise price of the Options being exercised; or

(ii)      a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code; or

(iii)      if the class of Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iv)      by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of Mature Shares; or

(v)      by any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

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(e)     Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f)     Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g)     Lockup Agreement. Each Option shall provide that the optionee shall agree for a period of time from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 6.     Restricted Stock Awards.

(a)     Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b)     Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c)     Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d)     Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

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(e)     Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Subject to Section 13, the Committee, in its discretion, may accelerate the exercisability of all or any portion of any Restricted Stock Award only in circumstances involving (i) a Change of Control of the Company, (ii) undue hardship, including, but not limited to, death or disability of the Restricted Stock Award holder, and (iii) a severance arrangement with a departing Restricted Stock Award holder.

(f)     Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.     Unrestricted Stock Awards.

(a)     Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b)     Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.     Performance Share Awards.

 A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder.

SECTION 9.     Stock Appreciation Rights.

The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices, a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in such request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

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SECTION 10.     Termination of Stock Options and Stock Appreciation Rights.

(a)     Incentive Stock Options:

(i)     Termination by Death. If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one year from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii)    Termination by Reason of Disability or Normal Retirement.

(A)     Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B)     Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C)     The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii)     Termination for Cause. If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv)     Other Termination. Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three (3) months (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

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(b)     Non-Statutory Stock Options and Stock Appreciation Rights. Any Non-Statutory Stock Option, or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11.     Tax Withholding.

(a)     Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b)     Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c)     Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 12.     Transfer and Leave of Absence.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)	a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b)

an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.     Amendments and Termination.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but, except as provided in Section 2(c), no such action shall materially adversely affect rights under any outstanding Award without the holder’s consent. In addition, no amendment to this Plan shall modify any outstanding Award except to the extent that the Board shall determine that such modification to an outstanding Award shall not be considered to be a material modification.

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This Plan shall terminate as of the tenth anniversary of its Effective Date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 14.     Status of Plan.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15.     Change of Control Provisions.

(a)     Upon the occurrence of a Change of Control as defined in this Section 15:

(i)     subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award, or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii)     the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

(iii)     each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

Unless the Committee determines otherwise, the foregoing actions shall be taken, if at all, on terms and conditions consistent with Section 409A of the Code.

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(b)     “Change of Control” shall mean the occurrence of any one of the following events:

(i)     any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the securities outstanding increases the proportionate voting power represented by the securities owned by any such person to fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities); or

(ii)     the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)     the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 16.     General Provisions.

(a)     No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)     Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c)     Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

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(d)     Certain Indebtedness to the Company. No Option or other Award may be exercised at any time after the Committee has determined, in good faith, that the participant is indebted to the Company or any Affiliate for advances of salary, advances of expenses, recoverable draws or other amounts unless and until either (a) such indebtedness is satisfied in full or (b) such condition is waived by the Committee. The period during which any Option or other Award may by its terms be exercised shall not be extended during any period in which the participant is prohibited from such exercise by the preceding sentence, and neither the Company nor any member or former member of the Committee or the Board shall have any liability if any Option or other Award expires unexercised in whole or in part during such period or if any Option that is intended to be an Incentive Stock Option is deemed to be a Non-Statutory Stock Option because such Option is not exercised within three months after the termination of the participant’s employment with the Company or an Affiliate.

SECTION 17.     Effective Date of Plan.

This Plan shall become effective upon its adoption by the Company’s Board of Directors. If the Plan shall not be approved by the shareholders of the Company within twelve months following its adoption, this Plan shall terminate and be of no further force or effect.

SECTION 18.     Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

________________________

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ANNUAL MEETING OF STOCKHOLDERS OF

BRIDGELINE DIGITAL, INC.

April 29, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. To elect the following nominees as directors.

NOMINEES

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

○ Kenneth Galaznik

○ Scott Landers

Instructions: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as show here: ●

This Proxy is solicited on behalf of the Board of Directors, and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR all Proposals.